Exhibit 99.1

PRESS RELEASE

E2open Acquires Global Multi-carrier E-commerce Shipping Software Platform, Logistyx Technologies for $185 Million

Combination brings complementary cloud-based solution and global multi-carrier e-commerce capabilities to E2open's networked, end-to-end supply chain operating platform

AUSTIN, Texas – March 3, 2022 – E2open Parent Holdings, Inc. (NYSE: ETWO), a leading network-based provider of a cloud-based, mission-critical, end-to-end supply chain management platform, has acquired Logistyx Technologies, a leader in global parcel and e-commerce shipping and fulfillment technology.

With the combination, E2open enhances its global footprint for multi-carrier e-commerce shipment management, offering companies a complete range of shipping capabilities needed to scale and respond to growing market needs.

“We are excited to welcome Logistyx Technologies’ team, clients, and capabilities to E2open,” said Michael Farlekas, chief executive officer at E2open. “The demand for e-commerce shipping capabilities continues to grow as companies look for more flexible and cost-effective ways to deliver products to consumers. This combination makes E2open the most comprehensive and integrated shipping solution provider, which covers all shipping modes including ocean, air, road, rail, and parcel, and is powered by a global network of carriers and logistics service providers. Logistyx is complementary to E2open's existing platform, enabling E2open's world-class clients to orchestrate their supply chains from demand to fulfilment, to supply.”

“The Logistyx team is thrilled to combine with E2open to enable more companies to ship smarter and benefit from the largest supply chain platform and network available,” said Geoffrey Finlay, chief executive officer at Logistyx. “We provide our customers, which include top retailers, manufacturers and logistics providers, the automation, visibility and flexibility needed to simplify global fulfillment and compete in an omnichannel world – all within a one-stop, connected platform.”

Compelling strategic benefits to accelerate growth

The Logistyx combination with E2open accelerates subscription revenue growth and unlocks strategic benefits for clients, including:

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Increased reach as a global leader in transportation management for parcel shipping: Logistyx’s global parcel system augments E2open’s direct-to-consumer e-commerce offerings, creating a complete global footprint for multi-carrier parcel management.

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Enhanced global parcel carrier network: The combination adds a carrier library of over 550 global carrier integrations including UPS, FedEx, DHL and USPS, to E2open's leading network. The solution manages the carrier certification process to keep clients in compliance, while making it easier to compare and review spot rate options, which is critical in a capacity-constrained environment.

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Expanded client base: E2open’s client base will be enhanced by Logistyx’s strong global enterprise clients, which include many of the world’s leading retailers, manufacturers, and carriers.

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Augmented product offerings: Logistyx’s clients will benefit from a combined portfolio that will not only expand shipping modes beyond parcel, but also enhance upstream capabilities to better orchestrate manufacturing, distribution, channel and trade operations.

Transaction Details

E2open acquired Logistyx Technologies for a total purchase price of $185 million, including $90 million paid in cash at closing and the remaining balance to be paid in two additional installments at 90 days and 180 days post-closing. E2open has the option to finance the remaining payments through cash or a combination of cash and E2open stock issued to sellers, at the company's discretion.

The transaction was unanimously approved by E2open’s Board of Directors. Additional details about the agreement will be contained in a Current Report on a Form 8-K to be filed by E2open with the U.S. Securities and Exchange Commission (the “SEC”). For other related investor relations disclosures and presentation materials, please visit the investor relations section at www.e2open.com.

Financial Highlights

In calendar year 2021, Logistyx grew in line with E2open's current growth rate and achieved approximately $40 million in revenue. The combined business is expected to be accretive to E2open's current organic growth rate given the cross-selling opportunities the combination creates.

The combination reflects a purchase price of approximately 11 times adjusted EBITDA when anticipated cost synergies are fully realized, which are expected to be within 18 months of closing. E2open will include the full impact of the acquisition on revenue and adjusted EBITDA in conjunction with fiscal 2023 guidance, which will be provided with the fourth quarter earnings release scheduled for late April.

Berenson is serving as exclusive financial advisor to E2open, and Troutman Pepper is serving as legal advisor to E2open.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from customers, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply, logistics and global trade ecosystems. E2open is changing everything. Demand. Supply. Delivered.™ Visit www.e2open.com.

E2open and the E2open logo are registered trademarks of E2open, LLC. Demand. Supply. Delivered. is a trademark of E2open, LLC. All other trademarks, registered trademarks and service marks are the property of their respective owners.

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About Logistyx Technologies

Logistyx Technologies connects top retailers, manufacturers, and logistics providers to more than 550 in-network carriers with strategic parcel shipping and omnichannel fulfilment technology. With Logistyx, shippers can rapidly realize fulfilment cost savings, gain end-to-end visibility for all shipments, receive proactive alerts for delivery delays, and leverage unparalleled insights and scenario forecasting to optimize transportation strategies. As businesses increasingly embrace omnichannel retail, Logistyx expands delivery options and provides business intelligence to improve the delivery experience and drive loyalty through customer satisfaction. Headquartered in Chicago, Logistyx Technologies has international operations in Canada, U.K., the Netherlands, and Singapore. For more information, visit www.Logistyx.com.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including adjusted EBITDA. These non-GAAP financial measures are not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Safe Harbor Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this press release. The Company has based these forward-looking statements on its current

PRESS RELEASE

expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Contacts:

Investor Contact:

Adam Rogers

Sr. Director of Investor Relations, E2open

Adam.rogers@e2open.com

515-556-1162

Media Contact:

5W PR for E2open

e2open@5wpr.com

718-757-6144

Corporate Contact:

Kristin Seigworth

VP Communications, E2open

kristin.seigworth@e2open.com